LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 31, 2012

TO THE SUMMARY PROSPECTUS

DATED JANUARY 31, 2012 OF

LEGG MASON CLEARBRIDGE SMALL CAP VALUE FUND

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectus.

Effective August 1, 2012, Class R1 shares will be closed to new purchases.

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated January 31, 2012, as supplemented on May 31, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated January 31, 2012, as supplemented on May 31, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated September 30, 2011, are incorporated by reference into this Summary Prospectus.

LMFX014601